Exhibit 10.2

CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated February 19, 2002, relating to the financial statements of Sanofi, that appear in such Registration Statement.

ERNST & YOUNG Audit Represented by

/s/ Valérie Quint	/s/ Dominique Thouvenin
Valérie Quint and	Dominique Thouvenin

     Paris, France
     June 24, 2002